EXHIBIT 23.2
                                                                    ------------

                          INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in Registration Statement No. 333-48109 of Signature Eyewear, Inc. and subsidiary on Form S-8 of our report, dated January 23, 2004, appearing in this Annual Report on Form 10-K of Signature Eyewear, Inc. and subsidiary for the year ended October 31, 2003.



/s/ Singer Lewak Greenbaum & Goldstein LLP
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SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
March 16, 2004